Filed Pursuant to Rule 497(e)
                                Monetta Fund Registration File No. 811-4466


                            MONETTA FUND, INC.
                               MONETTA TRUST
                     SUPPLEMENT DATED JANUARY 1, 2003
                                    TO
            PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                             DATED MAY 1, 2002

     The following information supplements and should be read in conjunction with the Prospectus and Statement of Additional Information.

     The Monetta Fund (the "Fund") has removed its market capitalization restriction and is now a multi-cap fund. Previously, under normal market conditions, the Fund's principal strategy was to generally invest (at the time of investment) at least 65% of its net assets in companies with market capitalizations under $3 billion. The Fund now invests in companies of all market capitalization ranges.

     Monetta Financial Services, Inc., the Fund's investment adviser (the "Adviser"), believes that the removal of the Fund's market capitalization restriction will give the Adviser flexibility and allow it to invest the Fund's assets in the companies the Adviser believes will perform best regardless of those companies' market capitalizations. Except for the change relating to market capitalization, the investment objective, strategies and risks relating to the Fund remain the same.